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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): October 11, 2000



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of registrant as specified in its charter)



           Delaware                        1-11758              36-3145972
(State or other jurisdiction of       (Commission File      (I.R.S. Employer
incorporation or organization)              Number)      Identification Number)

                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


         Registrant's telephone number, including area code: (212) 761-4000


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

Item 5.  Other Events

     Attached and incorporated herein by reference as Exhibit 99.1 is a press release dated October 11, 2000 regarding recent activity in Morgan Stanley Dean Witter & Co.'s high yield business.


Item 7(c).  Exhibits

99.1 Press release dated October 11, 2000 regarding recent activity in Morgan Stanley Dean Witter & Co.'s high yield business.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  ---------------------------------
                                  Registrant




                                 /s/Ronald T. Carman
                                 -----------------------------------
                                 Ronald T. Carman
                                 Assistant Secretary



Date:    October 11, 2000

                               Index to Exhibits


Exhibit No.             Description
-----------             -----------
99.1                    Press release dated October 11, 2000 regarding
                        recent activity in Morgan Stanley Dean Witter & Co.'s high yield business.

                                                                  Exhibit 99.1
MORGAN STANLEY DEAN WITTER & CO.
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News
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                                                         FOR IMMEDIATE RELEASE

Contact:     Corporate Communications
             Raymond O'Rourke
             (212) 761- 4262



NEW YORK - October 11, 2000: The following statement was issued today by Morgan Stanley Dean Witter (NYSE: MWD) regarding recent rumors of losses in its high yield business:

It has been our general policy not to comment on market rumors or on positions we may hold in individual securities. However, in light of recent market speculation about the size of losses in our high yield business, we are providing the following information: First, total net trading revenues year-to-date in our global high yield business are positive. Second, the effect of markdowns to our high yield portfolio taken in the third quarter reduced earnings by less than $.04 per share. Third, markdowns taken in the current quarter are of approximately the same magnitude. Finally, we expect that any additional markdowns over the balance of the quarter will not be material.

Our results continue to benefit from a strong risk management culture that has served us well through other periods of market turbulence.

We remain committed to the high yield business, which is a key component of our total securities franchise. With the recent movement in the price of our stock, we have accelerated our buyback activity.

Morgan Stanley Dean Witter & Co. is a global financial services firm and a market leader in securities, asset management and credit services. The Company has offices in New York, London, Tokyo, Hong Kong and other principal financial centers around the world and more than 506 securities branch offices throughout the United States.


                                      ###



This release may contain forward-looking statements. These statements, which reflect management's beliefs and expectations, are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of additional risks and uncertainties that may affect the Company's future results, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's 1999 Annual Report to Shareholders and the Company's Quarterly Reports on Form 10-Q for fiscal 2000.

Access this press release on-line @ www.msdw.com